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                                                                   EXHIBIT 3.117

             CERTIFICATE OF CONVERSION TO LIMITED LIABILITY COMPANY
                                       OF
                         SYCAMORE PARK CARE CENTER, LLC
                    (A CALIFORNIA LIMITED LIABILITY COMPANY)
                                       TO
                         SYCAMORE PARK CARE CENTER, LLC
                     (A DELAWARE LIMITED LIABILITY COMPANY)

      This Certificate of Conversion to Limited Liability Company, dated as of July 19, 2004, is being duly executed and filed by Roland Rapp, as an authorized person, to convert Sycamore Park Care Center, LLC, a California limited liability company, to Sycamore Park Care Center, LLC, a Delaware limited liability company, under the Delaware Limited Liability Company Act (6 Del. C.
Section 18-101, et seq.).

      1. Sycamore Park Care Center, LLC was first formed on July 19, 2004. The jurisdiction of Sycamore Park Care Center, LLC at the time it was first formed was California.

      2. Sycamore Park Care Center, LLC's name immediately prior to the filing of this Certificate of Conversion to Limited Liability Company was Sycamore Park Care Center, LLC.

      3. The name of Sycamore Park Care Center, LLC as set forth in its certificate of formation is Sycamore Park Care Center, LLC.

      IN WITNESS WHEREOF, the undersigned has executed this Certificate of Conversion to Limited Liability Company as of the date first written above.

                                   /s/ Roland Rapp
                                   --------------------------------------------
                                   Roland Rapp
                                   Authorized Person


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                            CERTIFICATE OF FORMATION
                                       OF
                         SYCAMORE PARK CARE CENTER, LLC

         This Certificate of Formation of Sycamore Park Care Center, LLC, dated as of July 19, 2004, is being duly executed and filed by Roland Rapp, as an authorized person, to form a limited liability company under the Delaware Limited Liability Company Act (6 Del.C. Section 18-101, et. seq.).

         FIRST. The name of the limited liability company formed hereby is Sycamore Park Care Center, LLC.

         SECOND. The address of the registered office and the name and the address of the registered agent of the limited liability company required to be maintained by Section 18-104 of the Delaware Limited Liability Company Act are National Registered Agents, Inc., 9 East Loockerman Street, Suite 1B, Dover, Kent County, Delaware 19901.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation as of the date first above written.

                                              /s/
                                   --------------------------------------------
                                   Roland Rapp
                                   Authorized Person